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                                                             ENROLLMENT FORM FOR
                                                  ANADARKO PETROLEUM CORPORATION
                                                                    COMMON STOCK
                                   DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
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  This form when completed and signed, should be mailed in the courtesy envelope provided to: Mellon Investor Services Program,
                                 P.O. Box 3339, South Hackensack N.J. 17606-1939

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   Is this account for an existing shareholder? YES [ ]  NO [ ]

1. ACCOUNT REGISTRATION COMPLETE ONLY ONE SECTION. PRINT CLEARLY IN CAPITAL LETTERS.

   [ ] INDIVIDUAL OR JOINT ACCOUNT

    OWNER'S NAME
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    --------------------------------------------------------------------------------------------------------------------------------

    OWNER'S SOCIAL SECURITY NUMBER                                    OWNER'S DATE OF BIRTH
    (used for tax reporting)                                          Month        Day          Year

     --------------     --------      ---------------                 -------      -------      -------
                     -            -                                            /            /
     --------------     --------      ---------------                 -------      -------      -------

    JOINT OWNER'S NAME
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    --------------------------------------------------------------------------------------------------------------------------------
    JOINT OWNER'S SOCIAL SECURITY NUMBER                              The account will be registered "Joint Tenants with Rights
    (used for tax reporting)                                          of Survivorship" unless you check a box below:

     --------------     --------      ---------------
                    -            -                                    [ ]  Tenants in common   [ ]  Tenants by    [ ]  Community
     --------------     --------      ---------------                                               entirety           property

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[ ] GIFT TRANSFER TO A MINOR (UGMA/UTMA)

    CUSTODIAN'S NAME
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    MINOR'S NAME
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    MINOR'S SOCIAL SECURITY NUMBER                                    MINOR'S DATE OF BIRTH                             DONOR'S
    (required)                                                        Month        Day          Year                    STATE
     --------------     --------      ---------------                 -------      -------      -------                 ----------
                     -            -                                            /            /
     --------------     --------      ---------------                 -------      -------      -------                 ----------

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[ ] TRUST  (Please check only one of the trustee types)    [ ]  PERSON AS TRUSTEE   [ ]   ORGANIZATION AS TRUSTEE

    TRUSTEE: INDIVIDUAL OR ORGANIZATION NAME
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    AND CO-TRUSTEE'S NAME, IF APPLICABLE
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    NAME OF TRUST
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    FOR THE BENEFIT OF
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
                                                                      DATE OF TRUST                                     DONOR'S
[ ] TRUST TAXPAYER IDENTIFICATION NUMBER                              Month        Day          Year                    STATE

    ---------------     --------      ---------------                 -------      -------      -------                 ----------
                     -            -                                            /            /
    ---------------     --------      ---------------                 -------      -------      -------                 ----------

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[ ] ORGANIZATION OR BUSINESS ENTITY
                                                              CHECK ONE:   [ ] Corporation     [ ] Partnership     [ ] Other
    NAME OF ENTITY
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
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    TAXPAYER IDENTIFICATION NUMBER
    -----------      ----------------------------
                 -
    -----------      ----------------------------

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2.  ADDRESS

    MAILING ADDRESS (including apartment or box number)
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------


    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    CITY                                                                           STATE         ZIP
    ------------------------------------------------------------------             --------      ------------------    -------------
                                                                                                                    -
    ------------------------------------------------------------------             --------      ------------------    -------------

    HOME PHONE                                                                      WORK PHONE
    ------------      ------------      ----------------                            ------------     -------------    --------------
    (          )                    -                                               (          )                    -
    ------------      ------------      ----------------                            ------------     -------------    --------------

    FOR MAILING ADDRESS OUTSIDE THE U.S.:
    COUNTRY OF RESIDENCE                           PROVINCE                                           ROUTING OR POSTAL CODE
    -----------------------------------------      ---------------------------------------------     -------------------------------

    -----------------------------------------      ---------------------------------------------     -------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

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3. CASH PURCHASE (Make checks payable to Mellon Investor Services)

   [ ] As a CURRENT registered shareholder I wish to make an            [ ]  As a NEW Investor I wish to enroll in the Program by
   additional investment. Enclosed is my check or money order           making an initial investment. See "Automatic Initial
   for $ ______________. (Minimum $50 with the Maximum not to           Investment" authorization below. Enclosed is my check or
   exceed $10,000 per month.)                                           money order for $_______________. (Initial investment must be a least $1,000 not to exceed $10,000) AS A
                                                                        NEW INVESTOR YOU MUST COMPLETE SECTIONS 1, 2, & 8.

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4. BANK AUTHORIZATION AGREEMENT

   [ ] DIRECT DEPOSIT OF DIVIDENDS

   I hereby authorize to have my dividends deposited automatically in my bank account. (Please complete Section 5.) If this option is not selected, your dividend check will be automatically mailed to your address.

   [ ] AUTOMATIC ADDITIONAL INVESTMENT

   I hereby choose to make additional investments in Anadarko Petroleum Corporation Common Stock by authorizing automatic monthly debits from my bank account.

   [ ] AUTOMATIC INITIAL INVESTMENT

   I hereby choose to initiate my investment in Anadarko Petroleum Corporation Common Stock by authorizing automatic monthly debits for a minimum of one year, from my bank account.

   Upon receipt of this form, properly completed, the Administrator will contact your bank to deduct the amount indicated from your bank account on or about the ____ of each month. The Administrator will invest in Anadarko Petroleum Corporation Common Stock beginning on the next Investment Date. Such deductions and investments will continue monthly until you notify the Administrator to change or discontinue them. Should your bank account contain insufficient funds to cover the authorized deduction, no deduction or investment will occur. In such event, you may be charged a fee by your bank for insufficient funds.

   PLEASE COMPLETE THE FOLLOWING AND SECTION 5:

   I HEREBY AUTHORIZE THE ADMINISTRATOR AND THE FINANCIAL INSTITUTION INDICATED BELOW TO DEDUCT FROM MY BANK ACCOUNT $__________ PER
   MONTH ($50 MINIMUM, $10,000 MAXIMUM) AND APPLY AMOUNTS SO DEDUCTED TO THE PURCHASE OF ANADARKO PETROLEUM CORPORATION COMMON STOCK
   UNDER THE ACCOUNT DESIGNATED. (NOTE: DEDUCTIONS WILL OCCUR ON OR ABOUT THE ___THE OF EACH MONTH.)

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5. BANK ACCOUNT INFORMATION (COMPLETE ONLY IF A FEATURE IN SECTION 4 IS SELECTED)

   THIS INFORMATION WILL BE USED FOR       [ ] DIRECT DEPOSIT OF DIVIDENDS (Sec.4)    [ ] AUTOMATIC INVESTMENT (Sec.4)


     ---                        BANK OR CREDIT UNION'S ABA TRANSIT ROUTING NUMBER
         CHECKING ACCOUNT       (available from the bank or credit union)             BANK OR CREDIT UNION ACCOUNT NUMBER
     ---

     ---                        --------------------------------                      ----------------------------------------------
          SAVINGS ACCOUNT
     ---                        --------------------------------                      ----------------------------------------------

          -----------------------------------------------------------------------------------------------------------------

                     TAPE YOUR VOIDED CHECK HERE

                     BANK AND CREDIT UNION ROUTING INFORMATION.

                     For deposits or withdrawals to your checking account, please tape a voided check so the Administrator may obtain bank or credit union account information.

                     For deposits or withdrawals to a savings account, please tape a preprinted deposit slip. (Do not staple the slips.)

          -----------------------------------------------------------------------------------------------------------------
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6. DIVIDEND REINVESTMENT (PARTIAL REINVESTMENT IS ONLY AVAILABLE TO STOCKHOLDERS WHO OWN 400 SHARES OR MORE)

   You may choose to reinvest all or part of the dividends paid on Anadarko Petroleum Corporation Common Stock. If neither box is selected, Mellon Investor Services will automatically remit any dividends to you.

   [ ]   Reinvest the dividends on ALL shares.

   [ ]   No dividend reinvestment, please pay dividends in cash.

   [ ]   I would like a portion of my dividends reinvested. Please reinvest the dividends on __________ percent of my shares. 100%
         of your dividends will be reinvested if a percentage is not indicated.

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7. SAFEKEEPING

   Common stock certificates deposited for safekeeping in your account must be in the same registration as your Program account.

   [ ] Please accept the enclosed certificate (s) for deposit to my account.  Enclosed are ______________ share certificates.
                                                                                           insert number

                                                CERTIFICATE NUMBER               NUMBER OF SHARES
                                          -------------------------------- -----------------------------


                                          -------------------------------- -----------------------------


                                          -------------------------------- -----------------------------


                                          -------------------------------- -----------------------------


                                          -------------------------------- -----------------------------

                                                                           -----------------------------

                                                                                         TOTAL
                                                                           -----------------------------

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8. ACCOUNT AUTHORIZATION SIGNATURE (required)



   [ ] REQUEST FOR TAXPAYER IDENTIFICATION NUMBER                         [ ] CERTIFICATE OF FOREIGN STATUS
       (SUBSTITUTE FORM W-9)                                                  (Substitute Form W-8)

   I am a U.S. citizen or a resident alien. I certify, under                  I am an exempt foreign citizen. I certify, under
   penalties of perjury, that (1) the taxpayer identification number          penalties of perjury, that for dividends, I am not
   in Section 1 is correct (or I am waiting for a number to be                a U.S. citizen or resident alien (or I am filing
   issued to me) and (cross out the following if not true) (2) I am           for a foreign corporation, partnership, estate, or
   not subject to backup withholding because: (a) I am exempt from            trust) and I am an exempt foreign person. I have
   backup withholding, or (b) I have not been notified by the                 entered in Section 2 of this enrollment form the
   Internal Revenue Service that I am subject to backup withholding           country where I reside permanently for income-tax
   as a result of failure to report all interest of dividends, or             purposes.
   (c) the IRS has notified me that I am no longer subject to backup
   withholding.                                                           [ ] FOR ORGANIZATIONS AND BUSINESS ENTITIES
                                                                              EXEMPT FROM BACKUP WITHHOLDING

                                                                              I qualify for exemption and my account will not be
                                                                              subject to tax reporting and backup withholding.

    MY/OUR SIGNATURES(S) BELOW INDICATES I/WE HAVE READ THE PROGRAM BROCHURE AND AGREE TO THE TERMS THEREIN AND HEREIN.


    SIGNATURE OF OWNER                                                          DATE (MONTH, DAY, YEAR)

    ------------------------------------------------------------------          -----------------------------

    ------------------------------------------------------------------          -----------------------------

    SIGNATURE OF JOINT OWNER
    ------------------------------------------------------------------          -----------------------------

    ------------------------------------------------------------------          -----------------------------





                                IF YOU NEED ASSISTANCE, PLEASE CALL THE ADMINISTRATOR AT 888-470-5786






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